Supplement Dated July 11, 2016
To The Prospectuses Dated April 25, 2016 For

PERSPECTIVE II®, PERSPECTIVE L SERIESSM, PERSPECTIVE ADVISORS IISM, PERSPECTIVE REWARDS,
PERSPECTIVE FOCUS, PERSPECTIVE, ELITE ACCESS® and ELITE ACCESS BROKERAGE EDITIONSM
FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account II

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 30313, Lansing, Michigan, 48909-7813; 1-800-599-5651; www.jackson.com.

JNL Series Trust Sub-Adviser Changes. The following sub-adviser changes are effective July 11, 2016:

•	For the JNL Multi-Manager Small Cap Growth Fund, Chicago Equity Partners, LLC is added as a sub-adviser.

•
The prospectuses are updated to reflect the above change by adding Chicago Equity Partners, LLC as a sub-adviser in the disclosure related to the JNL Multi-Manager Small Cap Growth Fund appearing under the section titled “Investment Divisions”.

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(To be used with JMV9476NY 04/16, NV2442 04/16, JMV9476WFNY 04/16, NV4224WF 04/16, JMV8037NY 04/16, JMV8037BENY 04/16, JMV9476LNY 04/16, NMV2731 04/16, JMV7698NY 04/16, NV5869 04/16, JMV7697NY 04/16, NV5890 04/16, NV5526 04/16, NV3174GW 04/16, NV3174CEGW 04/16, NV3784 04/16)

JMV17390NY 07/16